Secured Borrowings	12 Months Ended
Dec. 31, 2013
Secured Borrowings [Abstract]
SECURED BORROWINGS

7. SECURED BORROWINGS

The Company’s secured borrowings balance, net of unamortized debt discounts, as of December 31, 2013 is presented below:

	Net carrying value as of December 31,		Weighted average interest rate (1) as of December 31,		Maturity date
	2013	2012	2013	2012
	(in thousands)
Notes Payable.............................................................................	$ 575,326	$ 639,281	3.63%	3.85%	November 2033
Nord LB Facility...........................................................................	440,456	490,717	4.15%	4.14%	November 2018
CBA Facility...............................................................................	159,802	268,625	4.91%	5.18%	September 2014 – October 2020
Term Loan.................................................................................	465,103	377,646	4.50%	5.75%	August 2019
Fly Acquisition II.........................................................................	126,766	−	4.16%	−	July 2018
Other aircraft secured borrowings...................................................	487,252	276,143	4.71%	5.54%	August 2014 – September 2025

Total.............................................................................................	$ 2,254,705	$ 2,052,412

____________

(1) Represents the contractual interest rates and effect of derivative instruments, and excludes the amortization of debt discounts and debt issuance costs.

The Company is subject to certain operating covenants under its loan agreements relating to the maintenance, registration and insurance of its aircraft. The Company may also be required to maintain certain lease concentration limits, and there may be limitations on the re-leasing of aircraft and the disposition of aircraft.  In addition, pursuant to certain of our loan agreements, the Company may be subject to additional operating covenants relating to the operations of the borrower entity; restrictions on the acquisition or substitution of additional aircraft; restrictions on the modification of aircraft and capital expenditures; limits on the amount and type of guarantees that can be provided or assumed or other indebtedness that can be incurred; and restrictions on the Company’s ability to grant liens or other encumbrances on the aircraft.  The Company’s failure to comply with any one of these covenants may trigger an event of default under the relevant loan or facility agreement.

Generally, an event of default under any of the Company’s loan or facility agreement may include, among other things:

•	Interest or principal is not paid when due or within a prescribed period of time following its due date;
•	Failure to make certain other payments and such payments are not made within a prescribed period of time following written notice;
•	Failure to maintain required insurance levels;
•	Failure to comply with certain other covenants and such noncompliance continues for a specified period of time following written notice; or
•	Any of the aircraft owning or borrower entities become the subject of insolvency proceedings.

As of December 31, 2013, the Company was not in default under any of its secured borrowings.

Notes Payable

Balance as of
	December 31, 2013	December 31, 2012
(in thousands)
Outstanding principal balance:
Notes issued.............................................................	$ 592,903	$ 660,444
Unamortized discount.................................................	(17,577)	(21,163)

Notes payable, net.....................................................	$ 575,326	$ 639,281

On October 2, 2007, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the “Notes”) at an offering price of 99.71282%. The Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by Fly. Interest is payable monthly based on the current one-month LIBOR plus a spread of 0.77%, which includes an amount payable to Ambac Assurance Corporation, the provider of a financial guaranty insurance policy (the “Policy Provider”) that supports payment of interest and in certain circumstances, principal on the Notes.

As of December 31, 2013 and 2012 accrued interest on the Notes totaled $0.2 million and $0.3 million, respectively.

The Notes are secured by: (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the aircraft they own; (iii) cash held by or for them; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the insurance policy provider. Rentals paid under leases and proceeds from the sale of aircraft are placed in the collections account and paid out according to the priority of payments set forth in the indenture. The Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization related documents.

In 2009, the Company repurchased through a wholly-owned subsidiary $169.4 million principal amount of the Notes. In 2011, the Company sold $40.8 million principal amount of these repurchased Notes. During the first quarter of 2012, the Company sold the remaining $106.7 million principal amount of Notes for $87.3 million.

As of December 31, 2013 and 2012, the outstanding principal amount of the Notes was $592.9 million and $660.4 million, respectively.

Until August 2012, there were scheduled minimum principal payments of approximately $1.0 million per month, subject to satisfying certain debt service coverage ratios and other covenants. Thereafter, all revenues collected during each monthly period have been applied to repay the outstanding balance of the Notes, after the payment of certain expenses and other costs, including the fees to the policy provider, interest and interest rate swap payments. The final maturity date of the Notes is November 14, 2033.

In 2013 and 2012, the Company made principal payments of $67.5 million and $14.4 million, respectively. The payment in 2012 was net of $0.1 million, which was paid back to the Company in respect of the Notes it previously held.

Prior to August 2012, a portion of the proceeds received from the sale of any aircraft included in the Initial Portfolio was applied to repay the debt allocated to such aircraft. In 2012, three aircraft were sold and the Company repaid debt of $38.8 million associated with these aircraft. The Company wrote-off loan costs and unamortized discounts of $1.5 million associated with the repaid debt.

During the year ended December 31, 2013, two aircraft that secured the Notes were sold.

The Company may, on a payment date, redeem the Notes in whole or from time to time in part, at the outstanding principal amount, together with accrued and unpaid interest.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. A breach of the covenants could result in the acceleration of the Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale.

On April 29, 2010, the servicing agreement for B&B Air Funding was amended to include the following servicer termination events:

•  Bankruptcy or insolvency of BBAM LP;

•BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

•  Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million; and

•  50% or more of the Servicer’s key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

In connection with the issuance of the Notes, B&B Air Funding entered into a revolving credit facility (“Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Note Liquidity Facility, advances may be drawn for the benefit of the Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Note Liquidity Facility. As of December 31, 2013 and 2012, B&B Air Funding had not drawn on the Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the Policy Provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Notes.

B&B Air Acquisition Facility

In November 2007, B&B Air Acquisition entered into a credit facility that provided for aircraft financing (“B&B Air Acquisition Facility”). The facility was funded in two tranches, Tranche A and B. Tranche A was senior to Tranche B. Borrowings under the B&B Air Acquisition Facility incurred interest at a rate based on one-month LIBOR plus an applicable margin. The applicable margins for Tranche A and B were 1.50% per annum and 4.00% per annum, respectively.

On August 9, 2012, the B&B Air Acquisition Facility, which financed 16 aircraft at that time, was repaid with proceeds from a new Term Loan (see below) and approximately $122.5 million of the Company’s cash.

Nord LB Facility

Balance as of
	December 31, 2013	December 31, 2012
(in thousands)
Outstanding principal balance...............................	$ 452,371	$ 508,942
Unamortized debt discount...................................	(11,915)	(18,225)

Nord LB Facility balance, net...............................	$ 440,456	$ 490,717

The Company assumed a debt facility (the “Nord LB Facility”) provided by Norddeutsche Landesbank Gironzentrale (“Nord LB”) that financed 19 of the aircraft acquired in the GAAM Portfolio. On February 6, 2012, the Company completed an extension of the Nord LB Facility from November 2012 to November 2018. On February 14, 2012, the Company paid $25.0 million to Nord LB which was applied towards repayment of outstanding principal amounts. On November 14, 2012, the Company made an additional principal payment of $15.0 million to Nord LB. From February 6, 2012 until November 14, 2012, the Company paid Nord LB a fee equal to 0.45% per annum, or $1.9 million.

Prior to November 14, 2012, the Nord LB Facility was structured as a single loan facility pursuant to which one of the Company’s subsidiaries was the borrower. The Nord LB Facility is now structured as individual loans with each aircraft owning subsidiary acting as the borrower of its respective loan. Borrowings are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the related leases, maintenance reserves and other deposits. The loans are cross-collateralized and contain cross-default provisions.

Commencing November 14, 2012, the loans under the Nord LB Facility bear interest at one month LIBOR plus 3.30% until the final maturity date of November 14, 2018. As of December 31, 2013, the blended weighted average interest rate for the facility was 4.15%, excluding the amortization of debt discount and debt issuance costs. As of December 31, 2013 and 2012, interest accrued on the facility totaled $0.7 million and $0.9 million, respectively.

The Company pays 95% of lease rentals received towards interest and principal. Upon the termination or expiration of a lease, no payments are due under the Nord LB Facility with respect to the outstanding loan amount for that aircraft until the earlier of six months from such termination or expiration or the date the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. If an aircraft remains off-lease after six months from the termination or expiration, interest must be paid on each payment date. If an aircraft remains off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate paid under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but the lenders may not foreclose on any other aircraft. During the years ended December 31, 2013 and 2012, the Company made total principal payments of $57.9 million and $110.1 million, respectively, under the Nord LB Facility.

In the event the Company sells any of the financed aircraft, substantially all sales proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and second to repay the outstanding amounts which finance the other aircraft unless certain conditions are met. In addition, any security deposit amounts that the Company retains after termination of a lease and any maintenance reserve amounts which are retained and are not expected to be required for future maintenance will be used to prepay the Nord LB Facility. If the Company earns a 10% return on its equity investment after full repayment of the facility, the Company will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

In 2013, the Company sold one Boeing 737-700 aircraft from the Nord LB Facility and repaid the debt associated with this aircraft. In 2012, the Company sold one Airbus A319-100 aircraft financed by the Nord LB Facility. The Company repaid the debt associated with the aircraft and wrote off $0.8 million of unamortized discount.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10,000,000 and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

The Nord LB Facility does not contain any financial covenants. As of December 31, 2013, 17 aircraft were financed under the Nord LB Facility.

CBA Facility

	Balance as of
	December 31, 2013	December 31, 2012
	(in thousands)
Outstanding principal balance:
Senior tranches.........................................................	$ 30,512	$ 242,815
Junior tranches.........................................................	5,900	32,701
Tranche A.........................................................	87,925	−
Tranche B.........................................................	37,486	−

Total outstanding principal balance...............................	161,823	275,516
Unamortized debt discount.........................................	(2,021)	(6,891)

CBA Facility balance, net.............................................	$ 159,802	$ 268,625

The Company’s subsidiaries assumed a debt facility provided by Bank of Scotland plc (“BOS”), Commonwealth Bank of Australia and CommBank Europe Limited (together, “CBA”) (the “CBA Facility” which the Company formerly referred to as the “BOS Facility”) that financed 21 of the 49 aircraft acquired in the GAAM Portfolio. The CBA Facility originally consisted of individual loans for each aircraft with maturity dates matching the scheduled lease expiry dates. The loan maturity dates ranged from 2013 to 2017 and could consist of a senior and junior tranche.

Subsequent to the acquisition of the GAAM Portfolio, twelve aircraft have been refinanced. One aircraft was refinanced in 2011 and nine aircraft were refinanced in 2012, resulting in repayments of $20.0 million and $194.9 million under this facility, respectively. Pursuant to the refinancing, the Company incurred debt extinguishment costs of $1.6 million which included non-cash write-offs of loan costs and unamortized debt discount totaling $1.4 million in 2012.  In May 2013, two additional aircraft were refinanced, resulting in repayments of $54.5 million under this facility.

On November 15, 2013, the Company, through its subsidiaries, amended and extended the CBA Facility, which was then secured by nine aircraft. Pursuant to the amendment agreement, the Company made a one-time principal payment of $18.9 million and BOS forgave 11.25% or $9.9 million of its portion of the senior tranche borrowings and 100% or $19.2 million of the junior tranche borrowings. CBA has provided for seven new loans on seven of the nine aircraft.

In connection with the loan amendment, the Company recognized a net gain on forgiveness of debt of $22.2 million which included write-offs of unamortized debt discount and loan costs of $2.0 million, swap breakage costs of $4.9 million and closing costs of $0.9 million.

Subsequent to December 31, 2013, the Company entered into sale agreements for two Airbus A319-100 aircraft manufactured in 2000. The proceeds from the sale will be paid to the lenders as full and final discharge of the loans secured by these aircraft. The loans have a total outstanding principal balance of $36.4 million as of December 31, 2013 and will mature in late 2014.

The loans provided pursuant to the CBA Facility are cross-collateralized and cross-defaulted. All payments under the CBA Facility are fully guaranteed by and recourse to the Company.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. The Company is required to repay the associated debt upon lease termination or sale of an aircraft. Upon a lease termination or expiration, the Company may elect to extend the loan maturity date for up to nine months during which only interest is payable. If the aircraft is re-leased during this nine month period with the consent of the facility agent, the loan will be extended. If the Company is unable to re-lease the aircraft on terms acceptable to the lenders or sell the aircraft, the loan becomes due and payable at the end of this nine month period. In 2013 and 2012, total scheduled payments of $13.5 million and $23.0 million, respectively, were made by the Company.

If any lessee fails to make a payment of rent on a financed aircraft, the Company may pay the interest and principal due under the respective loan from its own funds provided that the Company has not made such payments on six successive occasions or on any nine occasions. If a lease event of default continues and the Company is no longer permitted to make such payments, the lenders may instruct the Company to terminate the relevant lease agreement and re-pay the loan subject to the nine month remarketing period described above.

Borrowings under the CBA Facility accrue interest at either a fixed or variable interest rate. Variable borrowings bear interest based on one-month LIBOR plus an applicable composite margin of 2.50%. As of December 31, 2013 and 2012, the weighted average interest rates on the tranche loans, excluding the debt discount amortization, are presented below:

	Balance as of
	December 31, 2013	December 31, 2012
Fixed rate loans:
Senior tranche...................................................	5.62%	5.88%
Junior tranche.....................................................	7.91%	7.39%
Tranche A.........................................................	6.53%	−
Tranche B.........................................................	4.58%	−

Variable rate loans:
Senior tranche...................................................	–	1.64%
Junior tranche.....................................................	–	2.91%
Tranche A.........................................................	2.66%	−
Tranche B.........................................................	2.66%	−
Facility weighted average interest rate.....................	4.91%	5.18%

As of December 31, 2013 and 2012, interest accrued on the facility totaled $0.2 million and $0.4 million, respectively.

Borrowings under the CBA Facility are secured by the Company’s equity interest in the subsidiaries which own the aircraft and the related leases. If, upon the repayment of any loan, the ratio of the total principal amount outstanding under the CBA Facility to the aggregate appraised value of the aircraft is equal to or greater than 80%, the Company will be required to pay into a collateral account an amount as is necessary to that reduces this ratio to less than 80%.

Term Loan

Balance as of
	December 31, 2013	December 31, 2012
(in thousands)
Outstanding principal balance...............................	$ 475,313	$ 390,062
Unamortized debt discount...................................	(10,210)	(12,416)

Term loan, net...................................................	$ 465,103	$ 377,646

On August 9, 2012, the Company, through a wholly-owned subsidiary, entered into a $395.0 million senior secured term loan that was scheduled to mature in 2018 (the “Term Loan”) with a consortium of lenders. The Term Loan was originally issued at an offering price of 96% of par value, or a discount of $15.8 million, bearing interest at LIBOR plus a margin of 5.50%, with a LIBOR floor of 1.25%.

Debt proceeds of $266.7 million, along with approximately $122.5 million of the Company’s cash, were applied towards full repayment of the B&B Air Acquisition Facility which financed 16 aircraft. The Company received the remaining proceeds of $112.5 million as seven additional aircraft, which were previously financed in the CBA Facility, were delivered into the Term Loan. These proceeds were applied towards full repayment of debt outstanding in the CBA Facility in respect of these seven aircraft, as well as associated break costs.

On December 18, 2012, the Company re-priced the Term Loan reducing the interest rate margin from 5.50% to 4.50%. In conjunction with the re-pricing, the Company paid the lenders a one-time prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.9 million. The Company recorded debt extinguishment costs of $4.2 million associated with the lenders who did not participate in the re-pricing and whom were replaced with new lenders.

On May 21, 2013, the Company completed a second re-pricing of the Term Loan, further reducing the interest rate margin to 3.50% and the LIBOR floor by 0.25% to 1.00%. In conjunction with this re-pricing, the Company paid the lenders a prepayment penalty of 1.00% of the outstanding principal amount which totaled $3.8 million.

During the first quarter of 2013, the Company sold one aircraft financed through the Term Loan. During the third quarter of 2013, the Company purchased one Boeing 737-800 aircraft using a combination of unrestricted cash and proceeds from the sale of the aircraft previously financed under this facility. The acquired aircraft replaced the aircraft that was sold as collateral under this facility.

On November 21, 2013, the Company amended and upsized the Term Loan by $105.0 million. The incremental borrowing was priced at 99.75% of the principal amount. The Company received net proceeds of approximately $102.0 million, which were used to finance the acquisition of aircraft. At December 31, 2013, $33.6 million was held in an escrow account to finance the acquisition of two additional aircraft, which were acquired during the first quarter of 2014. In connection with this amendment, the Company recorded debt extinguishment costs of $1.2 million.

In conjunction with the upsizing, the maturity of the Term Loan was extended by one year from August 2018 to August 2019. In addition, the maximum Loan-to-Value ratio (“LTV”) as measured on a quarterly basis, was increased from 67.5% to 70.0% of the lower of the mean or median of half-life adjusted base value of the financed aircraft as determined by three independent appraisers (“LTV Maintenance Test”). As of December 31, 2013, there was no breach of the LTV Maintenance Test. The Company is required to seek new appraisals semi-annually.

The Term Loan requires quarterly principal payments of $5.9 million. In 2013 and 2012, the Company made principal payments of $19.8 million and $4.9 million, respectively.

Until November 2014, the Term Loan can be prepaid in part or in whole for an amount equal to 101% of the outstanding principal amount being repaid. Thereafter, the Term Loan can be prepaid in part or in whole for an amount equal to the outstanding principal amount being repaid.

Borrowings under the Term Loan are secured by the Company’s equity interests in the aircraft owning and/or leasing subsidiaries, the aircraft and related leases and other deposits. The loan is also guaranteed by the Company. The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The Term Loan also includes certain customary covenants, including reporting requirements and maintenance of public ratings.

An event of default under the Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50,000,000 and holders of such obligation accelerate or demand repayment of amounts due thereunder.

As of December 31, 2013 and 2012, interest accrued on the Term Loan totaled $2.9 million and $3.2 million, respectively. As of December 31, 2013, 28 aircraft were financed under the Term Loan.

Fly Acquisition II Facility

On November 7, 2012, the Company, through a wholly-owned subsidiary, entered into a revolving credit facility with a consortium of lenders (“Fly Acquisition II Facility”) providing loans in an aggregate amount of up to $250.0 million for an availability period of two years followed by a three year term, with an initial maturity date of November 7, 2017.

On July 3, 2013, the Company increased total commitments under the Fly Acquisition II Facility to $450.0 million. The availability period was extended to July 3, 2015. The availability period will be followed by a three-year term period, with a final maturity date of July 3, 2018. The Company pays a commitment fee of 0.75% per annum on a monthly basis to each lender on the undrawn amount of their commitment which accrues during the availability period. The applicable margin has been reduced by 0.50% to 3.25% during the availability period, stepping up to 3.75%,  4.25% and 4.75% in each subsequent year during the term period.

In 2013, the Company purchased six Boeing 737-800 aircraft manufactured in 2013 using a combination of unrestricted cash and $195.6 million drawn under the Fly Acquisition II Facility. In addition, the Company refinanced two aircraft originally financed under the CBA Facility using a combination of unrestricted cash and $44.4 million drawn under the Fly Acquisition II Facility during the first quarter of 2013. During the third quarter of 2013, these two aircraft were refinanced out of this facility, resulting in repayments of $43.8 million. During the fourth quarter of 2013, two additional aircraft were refinanced out of this facility, resulting in repayments of $66.2 million. As of December 31, 2013, the outstanding principal balance under the facility was $126.8 million and four aircraft remained financed through this facility.

The borrowing base for each aircraft in the portfolio is equal to 72.5% of the lower of (x) the original purchase price of the aircraft depreciated on a straight line basis assuming a 25-year useful life and (y) the current market value or base value appraisal. The outstanding aggregate amount of loans under the facility cannot exceed 72.5% of the sum of (x) the aggregate borrowing base of all aircraft and (y) 50% of maintenance reserves paid with respect to the aircraft. Aircraft financed under the Fly Acquisition II Facility may not be more than eight years of age at the time of such funding.

During the availability period, the Company is required to make monthly principal payments equal to the aggregate outstanding principal amount of the loans less 72.5% of the aggregate purchase price of the aircraft depreciated on a straight line basis assuming a 25-year useful life of the aircraft.

The Company may make voluntary prepayments under the Fly Acquisition II Facility. In addition, the Company is required to make partial prepayments with any proceeds from the sale of aircraft and all insurance and other proceeds received with respect to any event of total loss of an aircraft. Amounts repaid may be redrawn during the availability period.

Borrowings are secured by the beneficial interests in the aircraft owning and leasing subsidiaries, the aircraft and related leases, certain cash collateral and other deposits. In addition, the Company is required to maintain cash collateral equal to 2% of the aggregate outstanding principal balance of the loans. If there is an event of default in respect of the borrowing base or if certain concentration criteria are not met at the end of the availability period, then all of the maintenance reserves to be paid in respect of the financed aircraft following the occurrence of such event will be pledged to the lenders. Upon the occurrence of an event of default in respect of the borrowing base, the Company will also be required to pledge to the lenders all maintenance reserves in respect of the financed aircraft prior to such event of default.

Events of default under the Fly Acquisition II Facility include, among other things:

•a final judgment for a payment obligation is rendered against Fly Acquisition II or any of its subsidiaries in an amount in excess of $2,500,000 which remains undischarged for 45 days; and

•certain early termination events related to Fly Acquisition II’s swap agreements.

Other Aircraft Secured Debt

In addition to the debt financings described above, the Company has entered into and may periodically enter into secured debt to finance the acquisition of aircraft. These borrowings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company’s rights, title and interest in the financed aircraft and leases. The maturity date on each loan matches the corresponding lease expiration date. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. Principal payments totaled $28.7 million and $21.8 million in 2013 and 2012, respectively.

In 2013, the Company purchased four aircraft with unrestricted cash and secured debt financing in an aggregate amount of $237.5 million. At December 31, 2013, $134.9 million was recourse to the Company. Also in 2013, the Company refinanced four aircraft out of the Fly Acquisition II Facility with four aircraft notes payable totaling $112.0 million.

Although these recourse loans are secured by aircraft and their associated leases, the Company has guaranteed and will be responsible for timely payment of all debt service and other amounts due under these loans in the event that the underlying leases do not provide sufficient cash flow to meet required debt payments. In addition, certain of our secured, recourse indebtedness contain cross default provisions to other recourse indebtedness which if triggered could significantly increase the amount of indebtedness which is payable by the Company at the time of the cross default.

Other aircraft secured debt borrowings include: (i) two loans financing three aircraft that were assumed with the acquisition of the GAAM Portfolio, (ii) three loans that were arranged in connection with the re-lease of aircraft, (iii) eight loans that were arranged in connection with the purchase of additional aircraft and (iv) four loans re-financing aircraft already owned by the Company. As of December 31, 2013 and 2012, interest accrued on these loans totaled $1.1 million and $1.0 million, respectively.

The following table contains a summary of the key terms related to these other aircraft secured debt financings:

	Number of Aircraft Financed	Principal Balance Outstanding as of December 31,		Weighted Average Interest Rates (1)	Maturity Date
		2013	2012
		(in thousands)
GAAM Facility No. 1 (2) .................................................	—	$—	$ 42,090	—	—
GAAM Facility No. 2.......................................................	2	29,095	31,630	6.30%	August 2014 – December 2015
GAAM Note Payable (3)...................................................	4	59,813	65,298	4.57%	December 2015 – January 2018
Aircraft Note Payable (4).................................................	12	401,198	141,357	4.62%	June 2015 – September 2025

Total outstanding principal balance.....................................		$ 490,106	$ 280,375
Unamortized debt discount (2) (3).....................................		(2,854)	(4,232)

Other aircraft secured borrowings balance, net.....................		$ 487,252	$ 276,143

(1)Represents the contractual interest rates.

(2)In connection with the sale of the six aircraft financed by this facility in March 2013, the buyer assumed the debt facility which had an outstanding balance of $38.5 million, net of unamortized discount of $2.9 million. As of December 31, 2012, the unamortized discount associated with GAAM Facility No. 1 totaled $3.2 million.

(3)Includes four loans financing four aircraft. As of December 31, 2013 and 2012, the unamortized discount associated with the GAAM Note Payable totaled $0.6 million and $1.0 million, respectively.

(4)Includes twelve loans arranged in connection with the purchase of aircraft.

Other Secured Borrowing

The Company had an $85.0 million credit facility agreement with an international commercial bank. The outstanding principal balance of $34.5 million was fully repaid during the first quarter of 2012.

Borrowings Future Minimum Principal Payments

During the year ended December 31, 2013, the Company made scheduled principal payments on its borrowings totaling $444.6 million. The anticipated future minimum principal payments due for its borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2014.......................................................................................................	$ 235,651
2015.......................................................................................................	248,666
2016.......................................................................................................	196,290
2017.......................................................................................................	182,725
2018.......................................................................................................	490,043
Thereafter.............................................................................................	945,907

Future minimum principal payments due.....................................................	$ 2,299,282